Issuance of Common Stock	9 Months Ended
Mar. 31, 2024
Issuance of Common Stock
Issuance of Common Stock

Note 20: Issuance of Common Stock

During the nine months ended March 31, 2024, the Company sold 1,335,000 shares of its Class A common stock at $3.00 per share, resulting in net proceeds of approximately $1.3 million after deducting underwriter discounts and offering and other accrued expenses. This capital raise allowed the Company to generate gross proceeds, with a portion allocated to underwriting discounts, offering related expenses, representative’s warrants and outstanding accounts payable. Net proceeds were determined after accounting for these expenses.